UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________

FORM 8-K

_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 30, 2023

_______________________________________

UBER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

_______________________________________

Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 Third Street

San Francisco, California 94158

(Address of principal executive offices, including zip code)

(415) 612-8582

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2023, as part of its periodic review of the governing documents of Uber Technologies, Inc. (the “Company”), the Board of Directors of the Company approved amendments to the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective immediately. The amendments, among other things: (i) address matters relating to the universal proxy rules set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including the procedural mechanics and disclosure requirements for stockholder nominations of directors, as well as submissions of stockholder proposals made in connection with annual and special meetings of stockholders; (ii) allow the Board to conduct business pursuant to emergency bylaws in the event of an emergency, as permitted under Section 110 of the Delaware General Corporation Law; and (iii) provide that a stockholder (or a group of up to 20 stockholders) continuously holding at least 3% of the Company’s voting securities for three years or more may nominate for inclusion in the Company’s proxy materials a number of candidates for director not to exceed the greater of two directors or 20% of the number of directors in office, subject to the satisfaction of all eligibility, procedural and disclosure requirements specified in the Amended and Restated Bylaws.

The foregoing summary description of the Amended and Restated Bylaws is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 2, 2023, the Company announced that it had reached an agreement with the New York Attorney General to resolve the Attorney General’s allegations that the Company had misclassified Drivers and committed related employment violations in New York, as well as fraud related to certain deductions.

As part of this agreement, the Company has agreed to provide drivers in the State of New York with the following:

●	Minimum Earnings Floor for Working Time: Drivers outside of New York City will earn at least $26/hour while en route to a rider or with a rider in the vehicle.
●	Paid Sick Leave (“PSL”): Drivers in New York will receive up to 56 hours of PSL per year:
o	In New York City, drivers will receive an hour of PSL for every 30 hours en route to a rider or with a rider in the vehicle, at a rate of $17/hour.
o	Drivers in the rest of the State will be entitled to an hour of PSL for every 30 hours en route to a rider or with a rider in the vehicle, at the rate of at least $26/hour.
●	In-App Support: The Company will provide support for drivers in English, Spanish, French, Russian, Bengali, and Chinese.
●	Appeal Options: Drivers in New York can appeal all decisions by the Company to deactivate a Driver’s access to the app.
●	Driver Training: The Company will provide paid training and education about driving on its app.

The Company had recorded for these matters within the accrued and other current liabilities on its condensed consolidated balance sheet as of June 30, 2023. The Company expects the resolution of this matter and the resolution of the matter with the New York Department of Labor related to unemployment contributions, to impact its operating cash flow in the fourth quarter of 2023, with no impact to its income statement.

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as otherwise expressly stated in such filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements regarding our future business expectations which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: competition, managing our growth and corporate culture, financial performance, investments in new products or offerings, our ability to attract drivers, consumers and other partners to our platform, our brand and reputation and other legal and regulatory developments, particularly with respect to our relationships with drivers and couriers and the impact of the global economy, including rising inflation and interest rates. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent quarterly reports and other filings filed with the Securities and Exchange Commission from time to time. All information provided in this release and in the attachments is as of the date of this press release and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Uber Technologies, Inc., effective October 30, 2023.
104	The cover page of this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: November 3, 2023	By:	/s/ Tony West
Tony West
Chief Legal Officer